SATISFACTION OF SECURITY AGREEMENT
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KNOW EVERYONE BY THESE PRESENTS, THAT

COMPUTER OUTSOURCING SERVICES, INC.,

having a principal place of business located at 360 West 31st Street, New York,

New York 10001 does hereby certify that the following Security Agreement IS

PAID and satisfied and does hereby consent that the same be discharged of record.

SECURITY AGREEMENT dated December 4, 1992 made by DATAFAST, INC., with a principal place of business located at 571A White Plains Road, Eastchester,

New York 10709 to COMPUTER OUTSOURCING SERVICES, INC., with a principal place of business located at 360 West 31st Street, New York, New York 10001.

Said Security Agreement being in the principal amount of TWO HUNDRED THOUSAND

DOLLARS ($200,000.00) and which Security Agreement has not been assigned of record.

Dated:      New York, New York
            March    , 1997
                                       COMPUTER OUTSOURCING SERVICES, INC.

                                       By:    Zach Lonstein/Chairman
                                          --------------------------------
                                                 Name/Title
State of New York
County of New York

On the 16th day of April, 1997 before me personally came

to me known, who, being by me duly sworn, did depose and say that he resides at
and that he is the   Chairman        of COMPUTER OUTSOURCING SERVICES, INC.,
the corporation foregoing instrument; that he knows the foregoing instrument; that he knows the seal of said corporation; that the seal corporate seal; that it was so affixed that it was so affixed by order of the board of directors of said corporation and that he signed his name thereto by like order.


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Notary Public

Michael Carmody
Notary Public, State of New York
No. 02CA5024046
Qualified in Westchester County
Commission Expires Feb. 22, 1998